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                                                                    EXHIBIT 23.1



                    CONSENT OF PIERCY, BOWLER, TAYLOR & KERN

As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 20, 2003, on our audit of the financial statements of Cellcom Corp. as of September 30, 2002, and for the year then ended, which is included in this 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.


                                       /s/  PIERCY, BOWLER, TAYLOR & KERN